Strategic Hotels & Resorts

Value Creation Workshop

Agenda

Welcome

Fairmont Chicago Hotel

Transportation

InterContinental Chicago

Reception

Forward-Looking Statements

Statements in this presentation that are not reported financial
results or other historical information are “forward-looking
statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  They include, for example,
statements about our business outlook, assessment of market
conditions, strategies, future plans, future sales, prices for our
major products, capital spending and tax rates.  These forward-
looking statements are not guarantees of future performance.
They are based on management’s expectations that involve a
number of business risks and uncertainties, any of which could
cause actual results to differ materially from those expressed in
or implied by the forward-looking statements.  The risks and
uncertainties relating to the forward-looking statements in this
presentation include those described under the caption “Risk
Factors” in Strategic Hotel Capital’s Form S-3 filed on June 30,
2005 and from time to time, in Strategic Hotel Capital’s other
filings with the Securities and Exchange Commission.

Value Creators

Real estate focused

Operating upside through asset management

Physical changes

Repositioning and remarketing

Recent Acquisitions

InterContinental Miami

Ritz Carlton Half Moon Bay

Under Contract

Hotel Del Coronado

Strategic Hotels & Resorts

Value Creation Workshop

Hospitality Landscape is Changing

Trends -- “self-indulgence” and “experiential travel”

Identify with luxury; seeking branded “patina”

Preference for suites

Meeting customers following suit

Retail following cruise ship and airport models

Hospitality Conundrum
High Demand for Contemporary Supply

Unfavorable development economics

   Rising construction costs;

   Outstripping growth in RevPAR

Hospitality Conundrum
High Demand for Contemporary Supply

Unfavorable development economics

Formula to meet demand

  Urban utilization; residential with hotel services

  Mixed use; retail, hotel, residential

  Lower, less valuable floors for hotel

  Subsidy from residential premium

  New hotel as expansion of existing

Chicago Market
Provides Exceptional Platform

Third largest city; 8.5 million people

9 million attendees to 36,000 meetings; largest in
world

North America’s largest exhibition and meetings
facility

28 Fortune 500 companies; $350 billion GDP

18th Largest Economy in World

W - Union Square  &  Aloft prototype

“Gateway to the Park”

Chicago’s Parks – a front lawn to a civic city

Millennium Park

Fairmont from the park

Fairmont Gold Club Lounge

Fairmont Gold Club Lounge

Fairmont

Fairmont’s views

Fairmont’s views

Existing exterior entry

Entry “Garden of Opportunity”

Entry “Garden of Opportunity”

Water feature in summer

Ice feature in winter

MIXED
USE DEV

FAIRMONT

GRANT PARK

NAVY

PIER

Overview Chicago

Site plan

Site plan

to Grant & Millennium Parks

Ground floor plan

Entertainment

Court

Lounge

Court

Entry
Court

to Grant & Millennium Parks

Fairmont Interior

Reside in the glow of Chicago

Existing room layouts

Fractional Unit

Fractional unit plan

Condo Hotel

Existing room layouts

Gold Club Lounge

Condo hotel plan

Good Day, and Good Night

Fairmont Chicago
Physical Changes

85

0

Gold Club Rooms

43

0

Private Residence Club

88

0

Condominium/Hotel

10,000 sq/ft

0 sq/ft

Spa

62,000 sq/ft

62,000 sq/ft

Meeting Space

428

692

Guestrooms

Proposed

Current

Fairmont Chicago
Approximate Project Timeline

2006

Softgoods renovation for 428 dedicated hotel guestrooms

Renovation to add spa / fitness center

Renovate 85 guestrooms to Gold Club standard

Convert 3 guestrooms to Gold Club lounge

Begin sales and marketing

2007

Public space enhancement

Porte cochere enhancement

Additional sales subject to demand

Fairmont Hotel

HOTEL

RENTAL

CONDO

BALLROOM

TERRACE

LOBBY &
COMMERCIAL

PARKING

STRATEGIC
Hotels & Resorts

ANALYST MEETING NOVEMBER 1, 2005

STRATEGIC
Hotels & Resorts

STRATEGIC
Hotels & Resorts

STRATEGIC

Hotels & Resorts

STRATEGIC
Hotels & Resorts


INTERCONTINENTAL



STRATEGIC
Hotels & Resorts



STRATEGIC
Hotels & Resorts

STRATEGIC

Hotels & Resorts

ANALYST MEETING NOVEMBER 1, 2005

STRATEGIC
Hotels & Resorts

STRATEGIC

Hotels & Resorts

STRATEGIC

Hotels & Resorts

STRATEGIC
Hotels & Resorts





















STOP


STOP


STOP







©2005 Google




N. STETSON AVENUE
RANDOLPH STREET
E. SOUTH WATER STREET
N. COLUMBUS DRIVE


PARK MILLENNIUM
STORAGE
MEN
WOMEN
GIFTS AND SUNDRIES
FRONT OFFICE
EMERGENCY EXIT
KITCHEN
PRIVATE DINING ROOM
SOUTHBOUND















FLOOR PLAN OPTION I



FLOOR PLAN OPTION II




STRATEGIC
Hotels & Resorts

STRATEGIC
Hotels & Resorts


Lake
Michigan





STRATEGIC

Hotels & Resorts